                                                              Exhibit 10(c)(1)

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                               INSTALLMENT PAYMENT

                                       AND

                           BOND AMORTIZATION AGREEMENT


                                     BETWEEN


                             BRAZOS RIVER AUTHORITY

                                       AND

                             TXU ENERGY COMPANY LLC


                                 --------------


                             BRAZOS RIVER AUTHORITY
                    POLLUTION CONTROL REVENUE REFUNDING BONDS

                        (TXU ENERGY COMPANY LLC PROJECT)

                                  SERIES 2003D







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



                                                  TABLE OF CONTENTS

ARTICLE I:  DEFINITIONS...........................................................................................5
         Section 1.01.       Definitions..........................................................................5
ARTICLE II:  REPRESENTATIONS......................................................................................5
         Section 2.01.       Representations By Authority.........................................................5
         Section 2.02.       Representations By Company...........................................................6
ARTICLE III:  THE FACILITIES......................................................................................7
         Section 3.01.       Operation and Assignment, Sale or Lease of Facilities................................7
         Section 3.02.       Governmental Regulation..............................................................7
ARTICLE IV:  REFUNDING THE REFUNDED BONDS; DISBURSEMENTS..........................................................7
         Section 4.01.       Disbursement of Bond Proceeds and Other Funds........................................7
         Section 4.02.       Lien on Deposited Funds..............................................................8
         Section 4.03.       Company Required to Pay in Event Funds are Insufficient for Refunding................8
ARTICLE V: THE BONDS..............................................................................................8
         Section 5.01.       Issuance of the Bonds................................................................8
         Section 5.02.       Refunding of Bonds...................................................................9
         Section 5.03.       Redemption of Bonds..................................................................9
         Section 5.04.       Installment Payments.................................................................9
         Section 5.05.       Payments to Authority; Indemnification..............................................11
         Section 5.06.       Tax-Exempt Status of the Bonds......................................................11
         Section 5.07.       Purchase Price Payments.............................................................14
         Section 5.08.       Further Assurances..................................................................14
ARTICLE VI:  COVENANTS AND REMEDIES..............................................................................14
         Section 6.01.       Covenant............................................................................14
         Section 6.02.       Trustee.............................................................................14
         Section 6.03.       General Provisions..................................................................15
         Section 6.04.       Amendment of Agreement..............................................................16
ARTICLE VII:  SPECIAL COVENANTS..................................................................................17
         Section 7.01.       Company to Maintain its Legal Existence; Conditions Under Which Exceptions
                              Permitted..........................................................................17
         Section 7.02.       Assignment..........................................................................17
         Section 7.03.       Assumption..........................................................................17
         Section 7.04.       No Arbitrage........................................................................18
         Section 7.05.       Financial Reports...................................................................19
         Section 7.06.       Term of Agreement...................................................................19
         Section 7.07.       Termination of Agreement............................................................19
         Section 7.08.       Notices.............................................................................19
         Section 7.09.       Severability........................................................................20
         Section 7.10.       Usury Not Intended..................................................................20
         Section 7.11.       Successors and Permitted Assigns....................................................20


               INSTALLMENT PAYMENT AND BOND AMORTIZATION AGREEMENT

                                     between

                           BRAZOS RIVER AUTHORITY

                                       and

                             TXU ENERGY COMPANY LLC

         This Installment Payment and Bond Amortization Agreement, dated as of October 1, 2003 (the "Agreement"), by and between BRAZOS RIVER AUTHORITY (the "Authority") and TXU ENERGY COMPANY LLC (the "Company"):

                                                      WITNESS:

                          GENERAL RECITALS AND FINDINGS

         (a) The Authority is a governmental agency and body politic and corporate, created as a conservation and reclamation district, and political subdivision of the State of Texas, pursuant to and functioning under the Constitution and laws of the State of Texas, including particularly Article XVI,
Section 59 of the Texas Constitution and Chapter 221, Texas Water Code (formerly compiled as Article 8280-101, V.A.T.C.S., as amended) (the "Authority Act"); and the Company is a limited liability company formed and existing under and by virtue of the laws of the State of Delaware and is fully qualified to transact business in the State of Texas.

         (b) This Agreement is authorized and executed pursuant to applicable laws, including the Authority Act, Chapter 30 of the Texas Water Code ("Chapter 30"), and Chapter 383 of the Texas Health and Safety Code ("Chapter 383"), Chapter 1371, Texas Government Code ("Chapter 1371"), and Chapter 1207, Texas Government Code ("Chapter 1207") (collectively, the "Acts").

         (c) The Company or one or more of its wholly-owned subsidiaries own and operate an electric generating station called Sandow Unit No. 4, in Milam County, Texas (the "Plant"), and the Authority and the Company have previously entered into an Installment Payment and Bond Amortization Agreement dated as of December 1, 2001 (the "Original Agreement") in accordance with which the Authority has issued its Pollution Control Revenue Refunding Bonds (TXU Electric Company Project) Taxable Series 2001H (the "Refunded Bonds") in the aggregate principal amount of $30,820,000, for the purpose of providing funds for the acquisition, construction and improvement of an undivided interest in certain air pollution control facilities and solid waste disposal facilities (the "Facilities") located at the Plant.

         (d) All of the outstanding Refunded Bonds are being refunded with proceeds of the Bonds (as defined below) and moneys provided by the Company.

         (e) The Authority has previously determined, in the public interest, that it would acquire, construct and improve or cause to be acquired, constructed and improved the Facilities, and would sell the Facilities to the predecessor to the Company in the manner provided in the Acts.

         (f) Pursuant to the terms of the Original Agreement and the trust indenture and bond resolution pursuant to which the Refunded Bonds were issued (such trust indenture and bond resolution are collectively referred to as the "Refunded Bonds Indenture"), the Company is obligated to pay or cause to be paid amounts due with respect to the Refunded Bonds (the "Prior Installment Payments"), which Prior Installment Payments are to be timely made to the trustee under the Refunded Bonds Indenture (the "Refunded Bonds Trustee"), in amounts that, together with other moneys available therefor, will be sufficient to pay the principal of, and redemption premium, if any, and interest on, the Refunded Bonds when due.

         (g) At the request of the Company, the Authority has determined, in the public interest, that it will issue a series of its bonds designated as follows:
Pollution Control Revenue Refunding Bonds (TXU Energy Company LLC Project) Series 2003D (the "Bonds") for the purpose of refunding the Refunded Bonds in the manner provided in the Acts and this Agreement.

         (h) The Authority has entered into a Trust Indenture dated as of October 1, 2003 with The Bank of New York, as trustee (with such successors in that capacity, the "Trustee") thereunder (the "Indenture"), for the purpose of issuing the Bonds for the purposes stated above.

         (i) The Company has agreed to make payments hereunder in consideration of the Authority's issuance of the Bonds and the application of the proceeds from the sale of the Bonds to refund the Refunded Bonds, thereby satisfying its debt service obligations under the Original Agreement.

         (j) The Legislature of the State of Texas, through the Acts, has provided and determined that it is the policy of the State of Texas and the purpose of the Acts that the resources of the State of Texas be safeguarded from pollution. In the Original Agreement and in this Agreement, the Company has represented and is representing that the Facilities have been designed for the purpose of protecting the public from pollution. The Authority, by carrying out the purposes of the Acts, as provided in this Agreement and in the Original Agreement, finds that such purposes constitute an essential public function under the Texas Constitution. The Authority further officially finds and determines (and reconfirms its findings in the Original Agreement) that the control of pollution is and will be for the specific purpose of conservation and development of the natural resources of the State of Texas, within the meaning of Article XVI, Section 59(a) of the Texas Constitution, through the prevention of damage to or destruction of the environment, resulting in the conservation and development of such natural resources.

         NOW, THEREFORE, in consideration of the covenants and agreements herein made, and subject to the conditions herein set forth, the Authority and the Company contract and agree as follows:

                          ARTICLE I:  DEFINITIONS

         Section 1.01. Definitions. In addition to all other words and terms defined in the recitals hereto and elsewhere herein, and unless a different meaning or intent clearly appears from the context, capitalized terms used herein, and not otherwise defined herein, shall have the meanings set forth in the Indenture, whenever they are used in this Agreement. References in the singular number in this Agreement shall be considered to include the plural, if and when appropriate.

                           ARTICLE II: REPRESENTATIONS

         Section 2.01. Representations By Authority. The Authority makes the following representations and findings as the basis for the undertakings on its part herein contained:

         (a) The Authority is a governmental agency and body politic and corporate of the State of Texas, a "river authority" within the definition set forth in Chapter 30, an "issuer" within the definition set forth in Chapter 1371 and an "issuer" within the meaning of Chapter 1207.

         (b) The Authority has the legal power under the Acts to enter into the transactions contemplated by this Agreement and to carry out its obligations hereunder, including the issuance and delivery of the Bonds, and to adopt and perform the Bond Resolution. The Authority has been duly authorized to execute and deliver this Agreement and the Indenture, and to adopt and perform the Bond Resolution by proper action of the Board.

         (c) The Authority hereby confirms, and in all respects reaffirms, its findings and determinations with respect to the financing of the Facilities under the Authority Act, Chapter 30 and Chapter 383, all as set forth in the Original Agreement.

         (d) The Authority is not in default under any of the provisions of the laws of the State of Texas that would impair, interfere with or otherwise adversely affect the ability of the Authority to make and perform the provisions of this Agreement or the Indenture.

         (e) There is no litigation pending, or to the knowledge of the Authority threatened, in any court, either state or federal, calling into question the creation, organization or existence of the Authority, the validity or enforceability of this Agreement or the authority of the Authority to make or perform this Agreement or the Indenture or to issue the Bonds or to adopt or perform the Bond Resolution.

         (f) The execution and delivery of this Agreement, the Indenture and the Bonds, the adoption of the Bond Resolution and the performance of the transactions contemplated thereby do not and will not violate any provision of law or regulation, or of any decree, writ, order or injunction or the organic documents of the Authority, and do not and will not contravene the provisions of or constitute a default under any agreement, indenture, bond resolution or other instrument to which the Authority is a party or by which the Authority is bound.

         (g) All consents, authorizations and approvals of governmental bodies or agencies, including the Attorney General of the State of Texas, required in connection with the execution and delivery of this Agreement, the Indenture and the Bonds, the adoption of the Bond Resolution and with the carrying out by the Authority of its obligations under this Agreement, the Indenture, the Bonds and the Bond Resolution will be duly obtained or waived prior to the initial delivery of the Bonds to the purchasers thereof.

         (h) All requirements and conditions specified in the Acts and all other laws and regulations applicable to the adoption of the Bond Resolution, the execution and delivery of this Agreement and the Indenture and the issuance and delivery of the Bonds will be fulfilled prior to the initial delivery of the Bonds to the purchasers thereof.

         Section 2.02. Representations By Company. The Company makes the following representations and findings as the basis for the undertakings on its part herein contained:

         (a) The Company is a limited liability company duly formed under the laws of the State of Delaware and fully qualified to transact business in the State of Texas; it is not in violation of any provisions of the laws of the State of Texas in a manner that materially and adversely impairs the Company's ability to perform its obligations hereunder or under its Certificate of Formation; it is fully empowered to enter into and perform all agreements on its part herein contained; and the execution and delivery by it of this Agreement does not contravene any provision of its Certificate of Formation, or its limited liability company agreement, or other requirements of law or constitute a default under any existing agreement, indenture, mortgage, loan agreement, commitment or any other existing agreement for borrowed money to which it is a party or by which it is or may be bound.

         (b) The Company will perform its obligations and agreements contained in that certain tax letter of representation addressed to Bond Counsel and delivered in connection with the delivery of the Bonds (the "Tax Letter of Representation") as if they were set forth herein. All representations of the Company in the Tax Letter of Representation shall be treated as if they were set forth herein. Any covenants, agreements or representations made by the Company or any transferee of the Facilities in connection with such a transfer shall be performed and treated as if set forth herein.

         (c) The Company will not default under, misperform or fail to perform with respect to any representation, covenant or undertaking of the Company contained in this Agreement which would result in interest on any Bond becoming includible in the gross income of the holder thereof for federal income tax purposes except during any period for which such Bond is held by any person who is a "substantial user" of the Facilities or a "related person" as defined in the Code.

         (d) The Company has requested the Authority to refund the Refunded
Bonds.

         (e) The Company hereby reconfirms (except to the extent, if any, modified hereby), the findings, representations and covenants of its predecessor contained in the Original Agreement relating to the acquisition, ownership and use of the Facilities.

                         ARTICLE III:  THE FACILITIES

         Section 3.01. Operation and Assignment, Sale or Lease of Facilities. The Company represents and covenants that the Facilities constitute air pollution control facilities within the meaning of the laws of the State of Texas and (excepting any portion of the Facilities paid for from a portion of the proceeds of the Refunded Bonds other than "substantially all" of such proceeds within the meaning of the applicable Regulations) pollution control or solid waste disposal facilities within the meaning of the Code and the applicable Regulations. Subject to Section 5.06(a)(viii) of this Agreement, the Company shall have the right, at its discretion, to assign, sell or lease the Facilities or any discrete facility thereof. Subject to the preceding sentence of this Section 3.01, the Company covenants that it will continue to operate and maintain the Facilities, or cause the Facilities to be operated and maintained, and that it will pay, or cause to be paid, all costs and expenses of operation and maintenance of the Facilities, including all applicable taxes, and that it will keep, or cause to be kept, in force adequate insurance, including self insurance, on the Facilities as is customarily carried by the Company with respect to facilities like the Facilities. Notwithstanding the foregoing, neither the Company nor any vendee, assignee or lessee of the Facilities shall be required under this Agreement to continue the operation and/or maintenance of the Facilities, or any part thereof, if the Company or any such vendee, assignee or lessee determines that the operation and/or maintenance of the Facilities or any part thereof is unnecessary or undesirable. Other than as provided in the Original Agreement, it is understood and agreed that the Authority shall have no duties or responsibilities whatsoever with respect to the operation or maintenance of the Facilities, or the performance of the Facilities for their designed purposes.

         Section 3.02. Governmental Regulation. The Company recognizes and agrees that this Agreement and the issuance of the Bonds pursuant hereto will not diminish or limit the authority of the United States Environmental Protection Agency, the Texas Commission on Environmental Quality or any other state agency or local government in performing any of the powers, functions and duties vested in such entities by federal and state laws, and that all applicable laws shall be enforced without regard to ownership of the Facilities; and that the Company will not be relieved of any responsibility under any applicable federal or state laws or regulations pertaining to pollution control.

               ARTICLE IV:  REFUNDING THE REFUNDED BONDS; DISBURSEMENTS

         Section 4.01. Disbursement of Bond Proceeds and Other Funds. The proceeds of the Bonds (except for any accrued interest on the Bonds, which shall be deposited to the Company Debt Service Account of the Bond Fund in accordance with Section 6.2 of the Indenture), which shall be received by the Trustee and disbursed by the Trustee to the Refunded Bonds Trustee, together with such moneys as may be deposited with the Refunded Bonds Trustee by or on behalf of the Company, shall be disbursed by the Refunded Bonds Trustee as specified in a certificate of the Issuer Representative (the "Certificate of Issuer Representative"). Such disbursement shall be made on the date of delivery of the Bonds and shall be for the purpose of redeeming and retiring the Refunded Bonds.

         Section 4.02. Lien on Deposited Funds. Proceeds of the Bonds disbursed by the Trustee in accordance with the Certificate of Issuer Representative shall be applied to redeem and retire the Refunded Bonds in accordance with the directions set forth in the Certificate of Issuer Representative and the terms of the Refunded Bonds Indenture. The Bond proceeds so disbursed as aforesaid shall, until used to redeem and retire the Refunded Bonds, be subject to the lien of the Refunded Bonds Indenture, and the Company shall have no right, title or interest therein.

         Section 4.03. Company Required to Pay in Event Funds are Insufficient for Refunding. In the event that moneys administered in accordance with Section
4.01 of this Agreement are not sufficient to accomplish the refunding of the Refunded Bonds, the Company shall at its own expense immediately pay such additional amounts as may be required to effect such refunding.

                                   ARTICLE V: THE BONDS

         Section 5.01.     Issuance of the Bonds.

         (a) In consideration of the covenants and agreements set forth in this Agreement, and to enable the Authority to issue the Bonds and to carry out the intents and purposes hereof, this Agreement is executed to ensure the issuance of the Bonds, and to provide for and guarantee the due and punctual payment by the Company to the Authority, or to the Trustee under the Indenture, of the Installment Payments relating thereto, and to the Paying Agent, of the Purchase Price relating thereto. Such Installment Payments shall be made for the benefit of the holders of the Bonds and shall be deposited into the Company Debt Service Account of the Bond Fund, and the Purchase Price payments shall be made to the Paying Agent for the benefit of the Bondholders of the applicable tendered bonds, all as provided in the Indenture.

         (b) Simultaneously with the authorization of this Agreement by the Board, the Board has adopted the Bond Resolution. The Company has reviewed and hereby approves the Bond Resolution, including the Indenture authorized therein. It is hereby agreed that the approval set forth above constitutes the acknowledgment and agreement of the Company that the Bonds, when issued, sold and delivered as provided in the Bond Resolution, will be issued in accordance with and in compliance with this Agreement, notwithstanding any other provisions of this Agreement or any other contract or agreement to the contrary. Any holder of the Bonds is entitled to rely fully and unconditionally on such approval. Notwithstanding any provisions of this Agreement or any other contract or agreement to the contrary, this approval of the Bond Resolution (including the Indenture authorized therein) is the Company's agreement that all covenants and provisions in such Bond Resolution and Indenture affecting the Company shall, upon the delivery of the Bonds and the Indenture, become absolute, unconditional, valid and binding covenants and obligations of the Company so long as any portion of the principal amount of the Bonds or interest thereon are outstanding and unpaid. Particularly, the obligation of the Company to make, promptly when due, all Installment Payments specified in the Bond Resolution and the Indenture shall be absolute and unconditional, and said obligation may, subject to the provisions of Section 7.10 of this Agreement, be enforced as provided in the Bond Resolution and Indenture, regardless of any other provisions of this Agreement (other than said Section 7.10) or any other contract or agreement to the contrary (other than any provision similar to said
Section 7.10 and of like import). It is further the intention of this Agreement that this approval of the Bond Resolution and Indenture shall constitute and be the equivalent of the approval of the Bond Resolution and Indenture by the Company and its board of directors. The provisions of the Bond Resolution and Indenture affecting the Company shall constitute the absolute and unconditional obligations of, and be binding upon, the Company with the effect described above.

         Section 5.02.     Refunding of Bonds.

         After the issuance of the Bonds, the Authority shall not refund the Bonds or change or modify the Bonds in any way, except as provided for in the Bond Resolution or the Indenture, without the prior written approval of the Company; nor shall the Authority redeem the Bonds prior to their scheduled maturities, or change or modify the Bond Resolution, without the prior written approval of the Company, unless such redemption is required by the Bond Resolution or the Indenture.

         Section 5.03. Redemption of Bonds. The Authority, upon the written request of the Company (and provided that the Bonds are subject to redemption or prepayment prior to maturity at the option of the Authority and that such request is received in sufficient time prior to the date upon which such redemption or prepayment is proposed), forthwith shall take or cause to be taken all action that may be necessary under the applicable redemption or prepayment provisions to effect such redemption or prepayment prior to maturity, to the full extent of funds made available for such purpose by the Company. The redemption or prepayment of the Bonds prior to maturity at any time shall not relieve the Company of its absolute and unconditional obligation to pay each remaining Installment Payment, with respect to the Bonds, as specified in the Bond Resolution or the Indenture.

         Section 5.04.     Installment Payments.

         (a) The Authority has previously sold and conveyed the Facilities to the Company, and the Company is obligated to pay the Prior Installment Payments specified in the Original Agreement. The Company hereby acknowledges said purchase and conveyance, and its obligations in the Original Agreement to make the Prior Installment Payments and agrees to make the Installment Payments, hereinafter provided, in consideration of the Authority's issuing the Bonds and utilizing the proceeds from the sale of the Bonds in connection with the refunding of the Refunded Bonds, thereby terminating the obligation of the Company to pay the Prior Installment Payments and other debt service obligations under the Original Agreement as relates to the Refunded Bonds.

         (b) Payment of all Installment Payments shall be made and deposited as required by the Indenture, including all such payments that may come due because of the acceleration of the maturity or maturities of the Bonds upon default, or otherwise, under the provisions of the Indenture. If any funds in excess of current requirements are held on deposit in the Company Debt Service Account of the Bond Fund at the time payment of any Installment Payment is due, such payment shall be reduced by the amount of the funds so held on deposit, to the benefit of the Company. Notwithstanding the foregoing, recognizing that the Installment Payments will be pledged by the Authority to the Trustee as security for the Bank for amounts drawn on any Credit Facility and that amounts properly drawn on any Credit Facility will equal amounts due as principal and interest on the Bonds and, in some circumstances, premium, if any, thereon and therefore will equal amounts due as Installment Payments, no Installment Payment shall be reduced by the payment of principal of, or premium or interest on, the Bonds through a drawing on a Credit Facility unless and until the Company has reimbursed the Bank for such drawing. Such Installment Payments, together with funds held on deposit in such account of the Company Debt Service Account of the Bond Fund, except funds held therein for payment of matured installments of principal on the Bonds or interest payable thereon, shall be sufficient to pay when due all principal of, and redemption premium, if any, and interest on, the Bonds, and all fees and expenses of the Trustee and Paying Agent for such Bonds. The Company shall have the right to prepay all or a portion of each such Installment Payment at any time, and shall be obligated to do so timely, if and to the extent the Company requests redemption or prepayment of the Bonds. Any such partial prepayment by the Company shall not relieve it of liability for each remaining Installment Payment except as provided in this Agreement, the Bond Resolution and the Indenture.

         (c) Recognizing that the Installment Payments will be used to pay when due the principal of, and redemption premium, if any, and interest, on the Bonds, if and when the Bonds are delivered and to pay the fees and expenses of the Trustee and the Paying Agent for the Bonds, the Company shall be absolutely and unconditionally obligated (subject to the provisions of Section 7.10 of this Agreement) to make and pay, or cause to be made and paid, each such Installment Payment prescribed by the Indenture, and such payments shall not be subject to any abatement, set-off or counterclaim; and the owners of the Bonds and the Trustee shall be entitled to rely on this agreement and representation, notwithstanding any provisions of this Agreement or any other contract or agreement to the contrary, and regardless of the validity of, or the performance of, this Agreement or any other contract or agreement. Upon the issuance and delivery of the Bonds to the initial purchaser thereof, and the application of the proceeds of the Bonds in accordance with the provisions of Section 4.01 hereof to provide for the refunding of the Refunded Bonds, the Company shall have received, and the Authority shall have given, full and complete consideration for the Company's obligation hereunder to make Installment Payments.

         Section 5.05.     Payments to Authority; Indemnification.

         (a) From monies provided by the Company, there shall be paid all of the Authority's reasonable actual out-of-pocket expenses and Costs of Issuance in connection with the Bonds. The Authority shall receive as payment directly from the Company, as a Cost of Issuance, a lump sum equal to the amount due the Authority pursuant to the letter agreement previously entered into by the Company and the Authority for its administrative and overhead expenses directly attributable and chargeable to the issuance of the Bonds.


         (b) THE COMPANY AGREES, AND SHALL BE LIABLE, TO PROTECT, INDEMNIFY AND HOLD HARMLESS THE AUTHORITY, ITS BOARD, OFFICERS, EMPLOYEES, AGENTS AND ATTORNEYS (THE "INDEMNIFIED PARTIES") FROM ANY AND ALL TAXES, CLAIMS, DAMAGES, LOSSES, PENALTIES, COSTS, FINES AND EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, (I) ARISING AT ANY TIME FROM THE NEGLIGENCE OF THE INDEMNIFIED PARTIES, THIS AGREEMENT OR THE ACQUISITION, CONSTRUCTION, EXISTENCE, OWNERSHIP, OPERATION AND MAINTENANCE OF THE FACILITIES AND ANY ACT OR OMISSION TO ACT UNDER THE TERMS OF THE INDENTURE, EXCEPT AS MAY ARISE THROUGH THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF THE INDEMNIFIED PARTIES OR (II) ARISING AT ANY TIME BECAUSE OF OR IN CONNECTION WITH ANY WRITTEN STATEMENTS OR REPRESENTATIONS MADE OR GIVEN BY THE COMPANY OR ANY OF ITS OFFICERS OR EMPLOYEES, TO THE INDEMNIFIED PARTIES, THE TRUSTEE OR THE PURCHASERS OF THE BONDS, WITH RESPECT TO THE COMPANY, THE FACILITIES OR THE BONDS, INCLUDING, BUT NOT LIMITED TO STATEMENTS OR REPRESENTATIONS OF FACTS, FINANCIAL INFORMATION OR CORPORATE AFFAIRS. THIS INDEMNIFICATION REMAINS IN FULL FORCE AND EFFECT EVEN IF ANY CLAIM DIRECTLY OR INDIRECTLY RESULTS FROM, ARISES OUT OF, OR RELATES TO OR IS ASSERTED TO HAVE RESULTED FROM, ARISEN OUT OF, OR RELATED TO THE SOLE NEGLIGENCE OR CONCURRENT NEGLIGENCE OF AN INDEMNIFIED PARTY.

         (c) It is recognized that the Authority's only source of funds with which to carry out its commitments under this Agreement and the Indenture will be from the proceeds of the sale of the Bonds or from any available income or earnings derived therefrom, or from any funds which otherwise might be made available by the Company; and it is expressly agreed that the Authority shall have no liability, obligation or responsibility with respect to this Agreement or the Facilities except to the extent of funds available from such sources.

         Section 5.06.     Tax-Exempt Status of the Bonds.

         (a) It is the intention of the Company and the Authority that the interest on the Bonds be excludable from the gross income of the holders thereof for federal income tax purposes by reason of section 103(a) of the Code, except for any Bond for any period that such Bond is held by a person referred to in the Code (a "substantial user" of the Facilities or a "related person"). To that end, each of the Company and the Authority (to the extent reasonably within the control of the Authority) severally covenants with the other, and with the Trustee and with each of the registered owners of any of the Bonds, that it (I) will not permit the use of any proceeds of such Bonds or fail to use or cause to be used such proceeds or take any other action or omit to take any action, which use, failure, act or omission will cause the loss of such exclusion within the meaning of such section 103(a) of the Code, as it now exists, and (II) will file with the Internal Revenue Service of the United States Treasury Department (the "Internal Revenue Service"), or any other authorized governmental agency, any and all statements or other instruments, if any, required under section 103 of the Code or other applicable Sections of the Code relating to tax-exempt obligations. Furthermore, the Company hereby represents and covenants as follows:

                  (i) The Company will make such use of the proceeds of the Bonds and all other funds held by the Trustee under the Indenture or otherwise allocable to the Bonds, restrict the investment of such proceeds and other funds and take such other and further actions as may be required so that the Bonds will not constitute "arbitrage bonds" under section 148 of the Code and the Regulations. In particular, but without limitation, the Company agrees to invest amounts deposited in the Company Debt Service Account of the Bond Fund with respect to the Bonds, or to instruct the Trustee to invest such amounts, in investments the gross earnings on which are less than $100,000 during each bond year.

                  (ii) The Company will comply with, and make all filings required by, all applicable rules, rulings or regulations promulgated by the Department of the Treasury or the Internal Revenue Service with respect to obligations issued under the applicable provisions of the Code.

                  (iii) Other than amounts deposited to the Company Debt Service Account of the Bond Fund with respect to the Bonds, the Company will not invest any amounts constituting Gross Proceeds (as defined in section 148 of the Code), whether or not deposited to any fund created by the Indenture, in investment property the yield on which is materially higher than the yield on the Bonds for longer than any applicable temporary period.

                  (iv) The Company will pay to the United States of America at least once during each five-year period (beginning on the date of delivery of the Bonds) an amount that is at least equal to 90% of the "Excess Earnings," within the meaning of section 148(f) of the Code, and will pay to the United States of America, not later than 60 days after all the Bonds have been retired, 100% of the amount then required to be paid as a result of Excess Earnings under section 148(f) of the Code. The Company agrees to make the calculations of Excess Earnings as required under Section 4.02 of the Indenture.

                  (v) For purposes of the foregoing, the Company shall not pay or agree to pay, directly or indirectly, to a party other than the United States of America, any amount that is required to be paid to the United States of America.

                  (vi) The Company will take such action or refrain from such action (as is reasonably within its control) to assure that all of the proceeds of the Bonds and the facilities directly or indirectly financed therewith are used in such manner that the Bonds are obligations described either (i) in section 142(a)(5) or (6) of the Code or (ii) in section 1313 of the Tax Reform Act of 1986 and section 103(b)(4)(E) and (F) of the Internal Revenue Code of 1954.

                  (vii) The Company will refrain from taking any action that would result in the Bonds being "federally guaranteed" within the meaning of section 149(b) of the Code.

                  (viii) The Company will not sell or otherwise dispose of the Facilities in a transaction resulting in the receipt by the Company of cash or other compensation, unless the Company complies with the provisions of the Code and regulations promulgated pursuant thereto. For purposes of the foregoing sentence, the Company may, but need not, rely on an opinion of counsel expert in the federal income tax treatment of municipal bonds that such sale or other disposition will not adversely affect the excludability for federal income tax purposes of interest on the Bonds from the gross income of the holders of the Bonds.

         The covenants and agreements contained herein and the representations contained in the Tax Letter of Representation and the Authority's No-Arbitrage Certificate are intended to ensure compliance with the provisions of the Code and with the Regulations and to establish that the expectations and facts pertaining to such provisions of the Code and the Regulations are consistent with such provisions. In the event that the Code is amended or the Regulations are hereafter proposed or promulgated and the effect of such change is to modify or delete any element of the covenants contained herein, the Company shall be relieved of its obligation to comply with such covenants to the extent of such modification or deletion provided that the Company receives an opinion of Bond Counsel that such action will not adversely affect the exclusion of the interest on the Bonds from the gross income of the holders thereof for federal income tax purposes. In the event such change in the Code or the Regulations imposes additional requirements that are applicable to the Bonds, the Company hereby agrees to comply with the provisions of the Code and/or Regulations as changed.

         (b) The Company acknowledges that in the event of an examination of the Bonds by the Internal Revenue Service to determine compliance of the Bonds with the provisions of the Code as they relate to tax-exempt obligations, the Authority is likely to be treated as the "taxpayer" in such examination. The Company agrees, upon notification by the Authority, that it will respond and will direct the Authority to respond, in a commercially reasonable manner to any inquiries from the Internal Revenue Service in connection with such examination. The Authority covenants that it will promptly notify the Company of any inquiry or examination of the Internal Revenue Service relating to the Bonds and will cooperate with the Company, at the Company's expense, in connection with such examination. The Company understands and agrees that the interests of the Authority and the Company in such examination may differ and that the existence of the examination may be subject to public disclosure by the Authority under the open records laws of the State of Texas.

         Section 5.07. Purchase Price Payments. The Company covenants to timely provide, or make provision for the timely payment of, the Purchase Price of tendered bonds to the Paying Agent when, in the manner and to the extent required by the terms of the Indenture.

         Section 5.08. Further Assurances. The Company shall from time to time execute, deliver and record and file such instruments as are necessary to confirm, perfect or maintain the security created hereby and the assignment and pledge of rights hereunder and under the Indenture.

                       ARTICLE VI:  COVENANTS AND REMEDIES

         Section 6.01. Covenant. The Company absolutely and unconditionally agrees and covenants with the Authority, the Trustee and the Paying Agent, regardless of and notwithstanding any provision of this Agreement, other than Sections 7.01, 7.02 and 7.03 hereof relating to merger, consolidation and transfer of assets, and regardless of the provisions of any other agreement or contract to the contrary, that it will pay, or cause to be paid, when due, (i) each Installment Payment or Purchase Price payment required and prescribed to be paid by it pursuant to the Bond Resolution and the Indenture and (ii) all reasonable expenses and charges (including court costs and attorneys' fees), paid or incurred by the Authority, the Paying Agent or the Trustee in realizing upon any of the said payments to be made by the Company or in enforcing the provisions of this Agreement, the Bond Resolution or the Indenture.

         Section 6.02. Trustee. The Company is advised and recognizes that the Authority will assign all or any part of the Installment Payments required to be made pursuant to this Agreement, and the right to receive and collect same, to the Trustee under the Indenture. All rights against the Company arising under this Agreement, the Bond Resolution or the Indenture may be enforced by the Authority; or, with respect to the Installment Payments required to be made hereby, such rights may be enforced by the Trustee, or the owners of the Bonds, to the extent provided in the Bond Resolution or the Indenture, and the Trustee, or the owners of the Bonds, shall be entitled to bring any suit, action or proceeding against the Company, to the extent provided in the Bond Resolution or the Indenture, for the enforcement of this Agreement, the Bond Resolution or the Indenture, and it shall not be necessary in any such suit, action or proceeding to make the Authority a party thereto.

         The Company agrees to pay to the Trustee from time to time reasonable compensation for its services under the Indenture (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of the Indenture, or in complying with any request by the Company, the Authority or any Rating Service with respect to the Bonds (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or willful misconduct. The Company also agrees to indemnify the Trustee, and its officers, directors, employees and agents, for, and to hold it and each of them harmless, from and against, any loss, liability or expense (including the reasonable compensation and the expenses and disbursements of its and their agents and counsel) incurred without negligence or willful misconduct on the part of the Trustee, arising out of or in connection with the Trustee's acceptance or administration of the trusts created by, or the performance of its powers or duties under, the Indenture, including the costs and expenses of defending itself and themselves against or investigating any claim or liability in connection with the exercise or performance of any of such powers or duties. "Trustee" for purposes of this paragraph shall include (i)(a) the Paying Agent, and its officers, directors, employees and agents, and (b) the Trustee, and its officers, directors, employees and agents, in each of its other capacities under the Indenture and (ii) any predecessor Trustee; provided, however, that the negligence, willful misconduct or bad faith of any Trustee under the Indenture shall not affect the rights of any other Trustee thereunder. Without prejudice to its rights hereunder or under the Indenture, in the event the Trustee incurs expenses or renders services after the occurrence of an Event of Default specified in Section 11.1(a)(iii) of the Indenture, such expenses (including the reasonable charges and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any applicable bankruptcy, insolvency or other similar law. The provisions of this paragraph shall survive the payment in full of the Bonds, the satisfaction, discharge and termination of the Indenture, the resignation or removal of the Trustee or Paying Agent, as the case may be, and the termination for any reason of this Agreement, anything contained in this Agreement to the contrary notwithstanding.

         Section 6.03.     General Provisions.

         (a) The terms of this Agreement may be enforced as to one or more breaches either separately or cumulatively.

         (b) No remedy conferred upon or reserved to the Authority, the Company, the Trustee or the holders of the Bonds in this Agreement is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy now or hereafter existing at law, in equity or by statute. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In the event any provision contained in this Agreement should be breached by the Authority or the Company and thereafter duly waived, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach of this Agreement. No waiver by either party of any breach by the other party of any of the provisions of this Agreement shall be construed as a waiver of any subsequent breach, whether of the same or of a different provision of this Agreement.

         (c) Headings of the Sections of this Agreement have been inserted for convenience of reference only, and in no way shall they affect the interpretation of any of the provisions of this Agreement.

         (d) This Agreement is made for the exclusive benefit of the Authority, the Trustee, the Paying Agent, any other indemnified party described in Section
6.02 hereof, the holders of the Bonds, the Bank and the Company, and their respective successors and assigns herein permitted, and not for any third party or parties; and nothing in this Agreement, express or implied, is intended to confer upon any party or parties other than the Authority, the Trustee, the Paying Agent, any other indemnified party described in Section 6.02 hereof, the holders of the Bonds, the Bank and the Company, and their respective successors and assigns herein permitted, any rights or remedies under or by reason of this Agreement.

         (e) The validity, interpretations and performance of this Agreement shall be governed by the laws of the State of Texas.


         Section 6.04. Amendment of Agreement. No amendment, change, addition to or waiver of any of the provisions of this Agreement shall be binding upon the parties hereto unless in writing signed by an Authorized Company Representative and the Chairman of the Board or the General Manager/CEO of the Authority. Notwithstanding any of the foregoing and except as provided in Section 7.03 hereof, it is covenanted and agreed, for the benefit of the holders of the Bonds and the Trustee, that the provisions of this Agreement shall not be amended, changed, added to or waived in any way which would relieve or abrogate the obligations of the Company to make or pay, or cause to be made or paid, when due, all Installment Payments with respect to any then Outstanding Bonds which have been issued and delivered pursuant to this Agreement, in the manner and under the terms and conditions provided herein and in the Bond Resolution or the Indenture, or which would change or affect Sections 5.06, 7.01, 7.02 or 7.03 hereof; and provided further, however, that no such amendment that adversely affects a right of the Trustee or the Paying Agent shall be made without the prior written consent of the Trustee or the Paying Agent, as the case may be.

         Subject to the foregoing, this Agreement may be amended, without consent of the registered owners of the Bonds, to the same extent that the Indenture may be amended without the consent of the registered owners of the Bonds, as permitted by the Indenture.

         Notwithstanding anything herein or in the Indenture, this Agreement may not be amended without the written consent of the Bank while any of the Bonds are supported by a Credit Facility and the Bank is not in default thereunder.

                                 ARTICLE VII:  SPECIAL COVENANTS

         Section 7.01. Company to Maintain its Legal Existence; Conditions Under Which Exceptions Permitted.

         (a) The Company shall, during the term of this Agreement, maintain its legal existence, will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into one or more other entities or permit one or more other entities to consolidate with or merge into it; provided that the Company may, without violating the agreement contained in this Section, (1) consolidate with or merge into one or more domestic entities (i.e., entities organized and existing under the laws of one of the states of the United States of America, the District of Columbia or under the laws of the United States of America) or permit one or more other such entities to consolidate with or merge into it or (2) sell or otherwise transfer to one or more domestic entities all or substantially all of its assets and, if it so elects, thereafter dissolve; provided, that, upon the occurrence of any of the events described in clauses (1) or (2) above, one or more of the surviving, resulting or transferee entity shall have irrevocably and unconditionally assumed the due and prompt performance of all of the obligations of the Company under this Agreement in accordance with the terms of Section 7.03 of this Agreement.

         (b) The Company covenants that it is and, throughout the term of this Agreement, unless relieved of liability pursuant to the terms of Section 7.03 of this Agreement, will continue to be, a limited liability company or other legal entity formed or organized under the laws of the State of Delaware, some other state of the United States of America, the District of Columbia or the United States of America, and will at all times be and remain duly qualified to transact business in the State of Texas.

         Section 7.02. Assignment. The Company shall not assign its interest in this Agreement or any of its rights or obligations hereunder except as specifically provided in this Agreement. The Company may assign its interest in this Agreement or any of its rights and obligations hereunder (a) to another entity provided that the Company, under the terms of any such assignment, shall remain and be primarily responsible and liable for all of its obligations hereunder, including, particularly, the making of all payments required hereunder, when due, if the entity to which an interest in this Agreement is assigned fails to perform such obligations or (b) to one or more other entities in connection with a transaction permitted under the terms of the provisions of
Section 7.01 of this Agreement; provided that, in connection with the assignments described in clauses (a) or (b) above, a surviving, resulting or transferee entity, with or without the Company, as the case may be, shall have irrevocably and unconditionally assumed the due and prompt performance of all of the obligations of the Company under this Agreement in accordance with the terms of Section 7.03 of this Agreement.

         Section 7.03. Assumption. Any irrevocable, unconditional assumption of the due and prompt performance of all of the obligations of the Company under this Agreement by an entity or entities (collectively, the "Assignee") permitted under the terms of Sections 7.01 or 7.02 of this Agreement (an "Assumption") shall be evidenced by an instrument (the "Assumption Instrument") delivered concurrently with such transaction (the "Assumption Date") to the Authority and the Trustee. The delivery of the Assumption Instrument shall be accompanied by
(x) an opinion of counsel to the Company to the effect that such Assumption Instrument has been duly authorized by the Assignee and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with its terms, subject to laws relating to or affecting generally the enforcement of creditors' rights, including, without limitation, bankruptcy and insolvency laws and to general principles of equity (regardless of whether considered in a proceeding in equity or at law) and (y) a certificate of an officer of the Company and an opinion of counsel to the Company, each stating that such transaction complies with Sections 7.01 and/or 7.02 hereof and such Assumption Instrument complies with this Section 7.03 and that all conditions precedent herein and in the Indenture relating to such transaction have been complied with. Notwithstanding any other provision of this Agreement, if an Assumption occurs as provided in this Section pursuant to Section 7.02(b) hereof in which there is more than one surviving, resulting or transferee entity and such assignment is not on a joint and several basis among all surviving, resulting or transferee entities, the Company shall, as a condition precedent to such assignment, obtain written evidence from S&P, if such Bonds are then rated by S&P, Moody's, if such Bonds are then rated by Moody's, and Fitch, if such Bonds are then rated by Fitch, that such assignment will not result in a reduction or withdrawal of the then current rating on the Bonds and that the rating on the Bonds immediately after such assignment will be an Investment Grade Rating. If a transaction occurs pursuant to and as permitted by Sections
7.01 and/or 7.02(b) and this Section 7.03 in which the Company, either alone or collectively with other entities, is not an Assignee, the Company shall be relieved of liability under this Agreement, and the Trustee shall execute and deliver to the Company such releases and other documents in evidence thereof as the Company shall reasonably request. If a transaction occurs as provided in Sections 7.01 and/or 7.02 and this Section 7.03, the provisions of such Sections shall continue in full force and effect and no further such transaction shall be made without compliance with the provisions of such Sections. If an Assumption occurs as provided in this Section, the Assignee (and each entity of which the Assignee is composed) must be qualified to transact business in the State of Texas. Following any Assumption made in accordance with the terms hereof, (i) the Assignee shall be and act as the Company for all purposes of this Agreement,
(ii) any representation herein with respect to the legal status of the Company or its Certificate of Formation or other organizational instruments shall mean the lawful organization of such entity and the respective organizational documents thereof and (iii) if any Assignee is composed of more than one entity, any change in the composition of the Assignee after any Assumption shall be made in accordance with the requirements of this Section.

         Section 7.04. No Arbitrage. The Authority (to the extent reasonably within the control of the Authority) and the Company hereby covenant with each other and with the holders of the Bonds issued pursuant to this Agreement that they will make no use of the proceeds thereof at any time throughout the term thereof which, if such use had been reasonably expected on the date of delivery of the Bonds to and payment therefor by the purchasers, would have caused the Bonds to be arbitrage bonds within the meaning of section 148 of the Code, or the Regulations or rulings pertaining thereto; and by this covenant the Authority and the Company are obligated to comply with the requirements of section 148 of the Code and all applicable and pertinent Regulations relating to arbitrage bonds. The Authority (to the extent reasonably within the control of the Authority) and the Company hereby further covenant that the proceeds of the Bonds will not otherwise be used directly or indirectly so as to cause all or any part thereof to be or become arbitrage bonds within the meaning of section 148 of the Code, or the Regulations or rulings pertaining thereto.

         Section 7.05. Financial Reports. The Company agrees to have an annual audit made by its regular independent auditors and, within thirty days after an Annual Report on Form 10-K is required to have been filed with the Securities and Exchange Commission, to furnish the Authority and the Trustee either a copy of the audit report or a copy of the Company's Annual Report on Form 10-K. The Company agrees to furnish the Authority and the Trustee a copy of any interim financial reports furnished to holders of its publicly held securities.

         Section 7.06. Term of Agreement. The term of this Agreement shall be from the date hereof until it is terminated in accordance with and subject to the provisions of Section 7.07 hereof, or until all payments and indemnities required to be made by the Company pursuant hereto shall have been made, whichever period is the longer.

         Section 7.07.     Termination of Agreement.

         (a) This Agreement may be terminated by mutual agreement at any time prior to the delivery of and payment for the Bonds. However, if the Bonds have been issued and delivered, the term of this Agreement shall be as set forth in
Section 7.06, and this Agreement may not and shall not be sooner terminated by either or both parties involved.

         (b) Notwithstanding the foregoing or any other provisions of this Agreement to the contrary, and so long as any of the Bonds remain outstanding and unpaid, (i) the obligation of the Company to make or pay, or cause to be made or paid, the Installment Payments and other payments and indemnities as required by this Agreement, and (ii) the covenants and agreements contained in Sections 5.06, 7.01, 7.02 and 7.03 hereof shall be and remain unconditional and irrevocable, and may not and shall not be terminated and shall not be affected by the termination of the remainder of this Agreement or otherwise; provided, however, that the indemnity provisions of this Agreement shall survive the termination of this Agreement for any reason.

         Section 7.08. Notices. Any notice, request or other communication under this Agreement shall be given in writing and shall be deemed to have been given by either party to the other party upon either of the following dates:

         (a) The date of the mailing thereof, as shown by the post office receipt if mailed to the other party hereto by registered or certified mail at the applicable address as follows:

Brazos River Authority                       TXU Energy Company LLC
4600 Cobbs Drive                             Energy Plaza
Waco, Texas 76710                            1601 Bryan Street
Attention: CFO                               Dallas, Texas 75201
                                             Attn:  Treasurer
or the latest address specified by such other party in writing; or

         (b) The date of the receipt thereof by such other party if not so mailed by registered or certified mail.

         Section 7.09. Severability. If any clause, provision or Section of this Agreement should be held illegal or invalid by any court, the invalidity of such clause, provision or Section shall not affect any of the remaining clauses, provisions or Sections hereof and this Agreement shall be construed and enforced as if such illegal or invalid clause, provision or Section had not been contained herein. In case any agreement or obligation contained in this Agreement should be held to be in violation of law, then such agreement or obligation shall be deemed to be the agreement or obligation of the Company or the Authority, as the case may be, to the fullest extent permitted by law.

         Section 7.10. Usury Not Intended. Notwithstanding any provision to the contrary contained in this Agreement, the Bond Resolution, the Indenture or the Bonds or any other instrument executed in connection with this Agreement, the amount of interest payable or paid on any Bond, and the amount of any Installment Payment under this Agreement that may be deemed interest, shall be limited to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the State of Texas, including with respect to the Authority, Chapter 1204, Texas Government Code, or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable Texas laws, which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest by the Authority or any portion of an Installment Payment under this Agreement by the Company that is deemed to be interest exceeds the Highest Lawful Rate, the Authority and the Company stipulate that such excess amount will be deemed to have been paid as a result of an error on the part of the Authority and the Company, and the person receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Authority, the Company or the Trustee, refund the amount of such excess or, at the option of the Trustee, apply the excess to the payment of principal of the obligations with respect to which such payment is made. In addition, for purposes of determining whether any payment in respect of the Bonds or any payment under this Agreement that is deemed to be interest is usurious, all such sums that are paid or agreed to be paid for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Bonds or this Agreement, as the case may be.

         Section 7.11. Successors and Permitted Assigns. All covenants and agreements in this Agreement on the part of the Authority and the Company to be observed or performed shall bind their respective successors and permitted assigns, whether so expressed or not.

                            [Signature page follows.]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed in multiple counterparts, each of which shall be considered an original for all purposes, as of the day and year first set out above.

                                     BRAZOS RIVER AUTHORITY


                                     By:      /s/  Joe B. Hinton
                                              ----------------------------
                                              Chairman, Board of Directors
ATTEST:


/s/  Janet Kay Sparks
-----------------------
Secretary



(SEAL)



                                            TXU ENERGY COMPANY LLC
                                            -------------------------------
                                            By:      /s/  Kirk R. Oliver
                                                     Treasurer